Exhibit 10.38

ADDENDUM AGREEMENT
This ADDENDUM AGREEMENT (this "Addendum Agreement ") is made this 1st day of December, 2015 by and between Phillips 66 Partners Holdings LLC, a Delaware Corporation (the "Acquirer"), and Bayou Bridge Pipeline, LLC, a Delaware limited liability company (the "Company''"), pursuant to the terms of that certain Limited Liability Company Agreement of the Company, dated as of July 9, 2015 (as the same may be amended, supplemented and restated from time to time, including all appendices and exhibits thereto, the "LLC Agreement""). Capitalized terms used but not otherwise defined in this Addendum Agreement shall have the meanings ascribed to them in the LLC Agreement.

RECITALS
WHEREAS, the Company and the Members entered into the LLC Agreement to impose certain restrictions and obligations upon themselves, and to provide certain rights, in each case, with respect to the Company and the Member Interests (and associated Units); and
WHEREAS, the Company and the Members have required in the LLC Agreement that all Persons to whom Member Interests (and associated Units) of the Company are transferred and all other Persons acquiring Members Interests (and associated Units) must enter into an Addendum Agreement binding the transferee or acquirer to the LLC Agreement to the same extent as if such transferee or acquirer was an original party to the LLC Agreement and imposing the same restrictions and obligations on such transferee or acquirer and the Members Interests (and associated Units) to be acquired by such transferee or acquirer as are imposed upon the Members under the LLC Agreement;

NOW, THEREFORE, in consideration of the mutual promises of the parties hereto and as a condition of the transfer or acquisition by the Acquirer of the Member Interests (and associated Units) being so transferred or acquired (the "Subject Interests""), the Acquirer acknowledges and agrees as follows:

AGREEMENTS
1.The Acquirer has received and read the LLC Agreement and acknowledges that the Acquirer is acquiring the Subject Interests subject to the terms and conditions of the LLC Agreement.

2.The Acquirer (a) agrees that the Subject Interests are bound by and subject to all of the terms and conditions of the LLC Agreement, and (b) hereby joins in, agrees to be bound by and shall have the benefit of all of the terms and conditions of the LLC Agreement to the same extent as if the Acquirer were an original party to the LLC Agreement. This Addendum Agreement shall be attached to and become a part of the LLC Agreement.

3.The Acquirer hereby represents and warrants to the Company and the Members, as of the date hereof, to the matters set forth in Section 2.10 of the LLC Agreement.

4.The Subject Interests (a) entitle Acquirer to the Percentage Interest in the Company, and (b) are represented by the Units, in each case, as set forth on Exhibit A hereto.

5.Any notice required or permitted to be given to the Members under the LLC Agreement shall be given to Acquirer at the address listed for the Acquirer on Exhibit A hereto.

6.THIS AGREEMENT IS GOVERNED BY AND SHALL BE CONSTRUED IN
ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE, WITHOUT REGARD
TO THE CONFLICTS OF LAW PRINCIPLES OF SUCH STATE.

[Signature page follows]

ACQUIRER:

PHILLIPS 66 PARTNERS HOLDINGS LLC

By: Phillips 66 Partners LP, its Sole Member

By: Phillips 66 Partners GP LLC, General Partner of
Phillips 66 Partners LP

By:    /s/ J.T.Liberti
Name:    J.T. Liberti
Title:    Vice President and Chief Operating Officer

AGREED TO on behalf of the Members of the Company pursuant to Section 10.4 of the LLC Agreement.

BAYOU BRIDGE PIPELINE, LLC

By:    /s/ L.A. Hanse
Name:    L.A. Hanse
Title: Board Director

By:    /s/ C. Martin
Name:    C. Martin
Title: Board Director

By:    /s/ Diana Santos
Name:    Diana Santos
Title: Board Director

Signature Page to Bayou
Bridge Pipeline, LLC
Addendum Agreement

EXHIBIT A

ACQUIRER INFORMATION

Acquirer Name	Units	Percentage Interest	Address
Phillips 66 Partners Holdings LLC	80	40%	3010 Briar Park Drive Houston, Tx 77042